Subsequent events	6 Months Ended
Jun. 30, 2025
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
22. Subsequent events
The Group has evaluated subsequent events through September 4, 2025, which is the date the Semi-Annual Condensed Consolidated Financial Statements were authorized for issuance, and identified the following events, all of which are non-adjusting as defined in IAS 10 — Events after the reporting period:

On July 29, 2025, the Group announced a strategic partnership with Temasek, a global investment company headquartered in Singapore. As part of the agreement, the Company sold to Temasek 14.1 million ordinary shares, which were previously held in treasury, at a price of $8.95 per share (the “Transaction”), as a result of which the Group received cash consideration of $126.4 million (€108.4 million). Following completion of the Transaction, Temasek holds a total of 26.8 million shares of the Company, equal to 10% of the Company’s outstanding ordinary shares, including 12.7 million ordinary shares of the Company previously acquired by Temasek on the open market. Nagi Hamiyeh, Head of EMEA at Temasek, is expected to join the Company’s Board of Directors as a non-executive director at the next annual general meeting scheduled for June 2026.
On September 2, 2025, Sam Lobban assumed the role of Chief Executive Officer of Thom Browne, replacing Rodrigo Bazan who stepped down effective from August 31, 2025.